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                                                                    Exhibit 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in thus registration statement of our report dated October 31, 2003 included in Integrated Electrical Services, Inc.'s Form 10-K for the year ended September 30, 2003, and to all references to our Firm included in this Form S-8 Registration Statement.


/S/ ERNST & YOUNG LLP

Houston, Texas
January 26, 2004